U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 16, 2010

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2010, Messrs. Charles P. Durkin, Jr. and David W. Niemiec resigned from the Emeritus Corporation (“Emeritus” or the “Company”) Board of Directors in order to devote more time to other business and investment activities.  Mr. Durkin served as a director of Emeritus since December 1999 and was a member of the Compensation Committee, as well as the Special Committee of Independent Directors.  Mr. Niemiec served as a director of Emeritus since December 1999 and was the lead independent director and Chairman of the Nominating and Corporate Governance Committee as well as the Chairman of the Special Committee of Independent Directors.

On September 16, 2010, the Emeritus Board of Directors appointed James R. Ladd as a director of the Company, effective September 17, 2010, to serve until the annual meeting of shareholders in 2011.  Mr. Ladd has served as the Senior Vice President for Finance & Operations for the Institute for Systems Biology since October 2009 and as a Partner in the consulting firm of Tatum, LLC since 2004.  He is chairman of the boards of directors of both Seattle Children’s Hospital and the Washington Society of CPAs and also serves on the board of directors of Sparling, Inc.  Mr. Ladd is a certified public accountant, was a managing partner of the Seattle and Tokyo offices of Deloitte & Touche, LLP, and has served in other executive finance and operations management positions during his career.

The Emeritus Board of Directors appointed Mr. Ladd to serve on both the Audit Committee and the Special Committee of Independent Directors and designated Mr. Stuart Koenig as Lead Independent Director.

Mr. Ladd will receive the standard compensation received by Emeritus non-employee directors.  The standard compensation arrangements received by Emeritus non-employee directors are generally as described in Emeritus’ definitive proxy statement on Schedule 14A filed on April 2, 2010 with the Securities and Exchange Commission.

A press release announcing the Company’s appointment of Mr. Ladd to the Emeritus Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                Description

99.1                                Press Release dated September 20, 2010, entitled EMERITUS ANNOUNCES NEW BOARD MEMBER

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

September 20, 2010		EMERITUS CORPORATION

	By:	/s/ Robert C. Bateman
Robert C. Bateman, Executive Vice President—
Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                Description

99.1                                Press Release dated September 20, 2010, entitled EMERITUS ANNOUNCES NEW BOARD MEMBER